                                                                      Exhibit 24
                               POWER OF ATTORNEY

          The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Company's Annual Report on Form 10-K and any and all amendments and supplements thereto.

          Signature                        Title                    Date
          ---------                        -----                    ----

/s/  Roger W. Sant                   Chairman of the Board       January 29, 1997
------------------------------           and Director
 Roger W. Sant

/s/  Dennis W. Bakke                      President,             January 29, 1997
------------------------------      Chief Executive Officer
 Dennis W. Bakke                         and Director

/s/  Barry J. Sharp                 Vice President, Chief        January 29, 1997
------------------------------      Financial Officer and
  Barry J. Sharp                           Secretary

/s/  Frank Jungers
------------------------------              Director             January 29, 1997
 Frank Jungers

/s/  Robert F. Hemphill, Jr.
------------------------------              Director             January 29, 1997
 Robert F. Hemphill, Jr.

/s/  Dr. Henry R. Linden
------------------------------              Director             January 29, 1997
 Dr. Henry R. Linden

/s/  Dr. Alice Emerson
------------------------------              Director             January 29, 1997
 Dr. Alice Emerson

The AES Corporation                  1                         Power of Attorney



/s/  Russell E. Train
------------------------------              Director             January 29, 1997
 Russell E. Train

/s/  Thomas I. Unterberg
------------------------------              Director             January 29, 1997
 Thomas I. Unterberg

/s/  Robert H. Waterman, Jr.
------------------------------              Director             January 29, 1997
 Robert H. Waterman, Jr.

/s/  Vicki Ann Assevero
------------------------------              Director             January 29, 1997
 Vicki Ann Assevero


The AES Corporation                     2                     Power of Attorney